Execution Copy




                          Collins & Aikman Products Co.

                 $400,000,000 11 1/2% Senior Subordinated Notes
                                    Due 2006

                  Guaranteed on a Senior Subordinated Basis by


                          Collins & Aikman Corporation
                               ------------------



                             Underwriting Agreement


                                                                   June 5, 1996

Wasserstein Perella Securities, Inc.
Chase Securities Inc.
BA Securities, Inc.
c/o Wasserstein Perella Securities, Inc.
31 West 52nd Street
New York, NY  10019

Dear Sirs:

         Collins & Aikman Products Co., a Delaware corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to Wasserstein Perella Securities, Inc. ("WP Securities"), Chase Securities Inc. ("Chase") and BA Securities, Inc. ("BASI" and collectively, the "Underwriters", which term shall also include any underwriter substituted as hereinafter provided in Section 11) $400,000,000 aggregate principal amount of 11 1/2% Senior Subordinated Notes Due 2006 (the "Notes") to be unconditionally guaranteed on a senior subordinated basis (the "Guarantee" and, together with the Notes, the "Securities") by Collins & Aikman Corporation, a Delaware corporation (the "Guarantor"), in the amounts set forth in Schedule I hereto.

          1. (a) The Company and the Guarantor, jointly and severally, represent and warrant to, and agree with, each of the Underwriters that:

                  (i) A registration statement on Form S-3 (File No. 333-05159), which also constitutes Post-Effective Amendment No. 1 to the registration statement on Form S-3 (File No. 33-62665), including a prospectus in respect of the debt securities of the Company and the related guarantees of the Guarantor, has been filed with the Securities and Exchange Commission (the "Commission"); such registration statement in the form heretofore delivered to the Underwriters, including all documents incorporated by reference in the prospectus contained therein, has been declared effective by the Commission in such form; no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission; the various parts of such registration statement, including all exhibits thereto and including the documents incorporated by reference in the prospectus contained in the registration statement at the time such part of the registration statement became effective, each as amended at the time such part of the registration statement became effective, are hereinafter collectively called the "Registration Statement"; the prospectus included in the registration statement on Form S-3 (File No. 33-62665) as supplemented by a preliminary prospectus supplement in respect of the Securities, has been filed with the Commission pursuant to Rule 424(b) of the rules and regulations of the Commission under the Securities Act of 1933, as amended (the "Act") and is hereinafter called the "Preliminary Prospectus"; the prospectus contained in the Registration Statement, as supplemented by a final prospectus supplement relating to the distribution of the Securities in an underwritten public offering in the form first filed pursuant to Rule 424(b) under the Act, is hereinafter called the "Prospectus"; any reference herein to the Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be any reference to any amendment or supplement; to the Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be as of the date of such filing; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Guarantor or the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration
         Statement that is incorporated by reference in the Registration Statement; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to the Prospectus as amended or supplemented in relation to the Securities in the form in which such amended or supplemented Prospectus is filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 6(a) hereof, including any documents incorporated by reference therein as of the date of such filing;

                  (ii) The Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to (a) any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter expressly for use therein or (b) information contained in the Statement of Eligibility and Qualification of the Trustee (as defined below) on Form T-1 (the "Form T-1") under the Trust Indenture Act;

                  (iii) The documents incorporated by reference in the Prospectus, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

                  (iv) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to (a) any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter expressly for use therein or (b) information contained in the Form T-1;

                  (v) Each of the Guarantor and the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; the Guarantor has no direct subsidiaries other than the Company; and each subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation;

                  (vi) The Guarantor has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of each of the Guarantor and the Company have been duly and validly authorized and issued and are fully paid and non-assessable; and all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; and all such shares of capital stock of the Company are owned beneficially and of record by the Guarantor and all of such shares of capital stock of each subsidiary of the Company are owned beneficially and of record by the Company or one of its subsidiaries, in each case, free and clear of all liens, encumbrances, equities or claims (other than such of the foregoing as arise under the New Credit Agreement, as defined in the Prospectus);

                  (vii) The Indenture between the Guarantor, the Company and First Union National Bank of North Carolina, as Trustee (the "Trustee"), as supplemented by the first supplemental indenture relating to the Securities (such indenture, as so supplemented, the "Indenture"), has been duly authorized by the Guarantor and the Company and duly qualified under the Trust Indenture Act and, when duly executed by the proper officers of the Guarantor and the Company and assuming due authorization, execution and delivery thereof by the Trustee, will constitute a valid and legally binding obligation of the Guarantor and the Company, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                  (viii) The Notes have been duly authorized by the Company for issuance and sale pursuant to this Agreement, the Guarantee has been duly authorized by the Guarantor for issuance pursuant to this Agreement and, when duly executed, authenticated and delivered pursuant to the Indenture and upon payment therefor pursuant to this Agreement, the Securities will be validly issued and will constitute valid and legally binding obligations of the Guarantor and the Company enforceable in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles, entitled to the benefits provided by the Indenture, which will be substantially in the form heretofore provided to the Underwriters;

                  (ix) The issue and sale of the Securities being delivered at the Time of Delivery (as defined below) to be sold by the Company and the compliance by each of the Company and the Guarantor with all of the provisions of the Securities, the Indenture and this Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Guarantor, the Company or any of its subsidiaries is a party or by which the Guarantor, the Company or any of its subsidiaries is bound or to which any of the property or assets of the Guarantor, the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-Laws of the Guarantor, the Company or any of its subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Guarantor, the Company or any of its subsidiaries or any of their respective properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Guarantor or the Company of the transactions contemplated by this Agreement or the Indenture, except the registration under the Act of the Securities, such as have been obtained under the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters;

                  (x) The New Credit Agreement has been duly authorized and, at the Time of Delivery, will have been, duly executed and delivered by the Guarantor, the Company and its subsidiaries that are parties thereto, and will constitute a valid and legally binding obligation of the Guarantor, the Company and its subsidiaries, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                  (xi) Neither the Guarantor nor the Company is and, after giving effect to the offering and sale of the Securities, will be an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"); and none of the Guarantor, the Company nor any affiliated entity is directly or indirectly controlled by or acting on behalf of any person that is such a company or trust;

                  (xii) None of the Guarantor, the Company nor any of their affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075 of Florida Statutes (Chapter 92-198, Laws of Florida); and

                  (xiii)  Arthur  Andersen  LLP,  who  have  certified   certain
         financial statements of the Guarantor, the Company and its subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder.

         2. Subject to the terms and conditions herein set forth, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at a purchase price of 97.0% of the principal amount thereof, plus accrued interest, if any, from June 10, 1996 to the Time of Delivery hereunder, the principal amount of Securities set forth opposite the name of such Underwriter in Schedule I hereto.

         3. Upon the authorization by WP Securities on behalf of the Underwriters of the release of the Securities, the several Underwriters propose to offer the Securities for sale upon the terms and conditions set forth in the Prospectus.

         4. (a) The Guarantor, the Company and the Underwriters, in accordance with the requirements of Schedule E ("Schedule E") of the By-laws of the National Association of Securities Dealers, Inc. (the "NASD") and subject to the terms and conditions stated herein, hereby confirm the engagement of the services of Chase Securities Inc. (the "Independent Underwriter") as, and the Independent Underwriter hereby confirms its agreement with the Guarantor, the Company and the Underwriters to render services as, a "qualified independent underwriter" within the meaning of Section 2(o) of Schedule E in connection with the offering and sale of the Securities. All references to the Underwriters herein shall include Chase in its role as the Independent Underwriter.

            (b) The Independent Underwriter hereby represents and warrants to, and agrees with, the Guarantor, the Company and the Underwriters that with respect to the offering and sale of the Securities as described in the
Prospectus:

                           (i) The Independent Underwriter constitutes a "qualified independent underwriter" within the meaning of Section 2(o) of Schedule E; and

                           (ii) The Independent Underwriter shall have furnished to the Underwriters at the date of this Agreement, and, subject to the provisions of Section 8 hereof, at the Time of Delivery, letters, dated the respective dates of delivery thereof, in form and substance satisfactory to the Underwriters, to the effect that the Independent Underwriter recommends, as of the date of this Agreement, that the yield on the Securities be not less than 11 1/2%.

            (c) The Guarantor, the Company, the Underwriters and the Independent Underwriter each agree to comply in all material respects with all of the requirements of Schedule E applicable to them in connection with the offering and sale of the Securities. The Guarantor and the Company agree to cooperate with the Underwriters and the Independent Underwriter to enable the Underwriters to comply with Schedule E and the Independent Underwriter to perform the services contemplated by this Agreement.

         5. (a) The Securities to be purchased by each Underwriter hereunder will be represented by one or more definitive global certificates in book-entry form which will be deposited by or on behalf of the Company with The Depository Trust Company ("DTC") or its designated custodian. The Company will deliver the Securities to WP Securities, for the account of each Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by certified or official bank check or checks, payable to the order of the Company in Federal (same day) funds, or by a wire transfer of Federal (same day) funds to the account specified by the Company, by causing DTC to credit the Securities to the account of WP Securities at DTC. The Company will cause the certificates representing the Securities to be made available to WP Securities for checking at least twenty-four hours prior to the Time of Delivery at the office of DTC or its designated custodian (the "Designated Office"). The time and date of such delivery and payment shall be 9:30 a.m., New York City time, on June 10, 1996 or such other time and date as WP Securities and the Company may agree upon in writing. Such time and date are herein called the "Time of Delivery".

            (b) The documents to be delivered at the Time of Delivery by or on behalf of the parties hereto pursuant to Section 8 hereof, including the cross-receipt for the Securities and any additional documents requested by the Underwriters pursuant to Section 8 hereof, will be delivered at the offices of Jones, Day, Reavis & Pogue, 599 Lexington Avenue, New York, New York 10022 (the "Closing Location"), and the Securities will be delivered at the Designated Office, all at the Time of Delivery. A meeting will be held at the Closing Location at 2:00 p.m., New York City time, on the New York Business Day next preceding the Time of Delivery, at which meeting the final drafts of documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 5, "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

         6. The Guarantor and the Company jointly and severally agree with each of the Underwriters:

         (a) To prepare the Prospectus as amended and supplemented in relation to the Securities in a form approved by the Underwriters and to file the Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 424(b) under the Act; to make no further amendment or any supplement to the Registration Statement or Prospectus as amended or supplemented after the date of this Agreement and prior to the Time of Delivery which shall be disapproved by the Underwriters promptly after reasonable notice thereof; to advise the Underwriters promptly of any such amendment or supplement after the Time of Delivery and to furnish the Underwriters with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company or the Guarantor with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of such Securities, and during such same period to advise WP Securities promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed with the Commission; to advise WP Securities promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Securities, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any prospectus relating to the Securities or suspending any such qualification, to promptly use its best efforts to obtain the withdrawal of such order;

         (b) Promptly from time to time to take such action as the Underwriters may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as the Underwriters may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities, provided that in connection therewith neither the Guarantor nor the Company shall be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

         (c) To furnish the Underwriters with copies of the Registration Statement and of the Prospectus as amended or supplemented in such quantities as the Underwriters may from time to time reasonably request, and, if the delivery of a prospectus is required at any time in connection with any offering or sale of the Securities by the Underwriters, and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, Exchange Act or the Trust Indenture Act, to notify the Underwriters and upon the request of the Underwriters to file such document and to prepare and furnish without charge to each Underwriter as many copies as the Underwriters may from time to time reasonably request an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance and to furnish without charge to the Underwriters as many copies as the Underwriters may from time to time reasonably request of such amended Prospectus or supplement;

         (d) To make generally available to their securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Guarantor, the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158 under the Act);

         (e) Not to offer, issue, sell or otherwise dispose of, directly or indirectly, any debt securities with maturities longer than one year (other than the Securities) without the written consent of the Underwriters for a period of 60 days after the date of this Agreement;

         (f) During a period of three years from the effective date of the Registration Statement, to furnish to WP Securities on behalf of the Underwriters copies of all reports or other communications (financial or other) furnished to their stockholders, and deliver to WP Securities on behalf of the Underwriters (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Guarantor or of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Guarantor, the Company and its subsidiaries as WP Securities on behalf of the Underwriters may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Guarantor, the Company and its subsidiaries are consolidated in reports furnished to its stockholders generally or to the Commission).

         7. The Company and the Guarantor covenant and agree with the several Underwriters that the Company and the Guarantor will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, the Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 6(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey; (iii) any fees charged by securities rating services for rating the Securities; (iv) the filing fees incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities; (v) the fees and expenses of the Trustee and any agent of the Trustee and the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Securities; (vi) the cost of preparing the Securities; and (vii) all other costs and expenses incident to the performance of their obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, Section 10 and
Section 13 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them and any advertising expenses connected with any offers they may make.

         8. The respective obligations of the Underwriters hereunder, as to the Securities to be delivered at the Time of Delivery, shall be subject, in the sole discretion of the Underwriters, to the condition that all representations and warranties and other statements of the Guarantor and the Company herein are, at and as of the Time of Delivery, true and correct, the condition that the Guarantor and the Company shall have performed all of their respective obligations hereunder theretofore to be performed and the following additional conditions:

         (a) The Prospectus as amended or supplemented in relation to the Securities shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 6(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the reasonable satisfaction of the Underwriters;

         (b) Jones, Day, Reavis & Pogue, counsel for the Underwriters, shall have furnished to the Underwriters such opinion, dated the Time of Delivery, with respect to the matters covered in paragraphs (i), (iii), (v), (vi) and
(vii) of subsection (c) below, as well as such other matters relating to the transactions contemplated hereby as the Underwriters may request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

         (c) Cravath, Swaine & Moore, counsel for the Guarantor and the Company, shall have furnished to the Underwriters their written opinion, dated the Time of Delivery, in form and substance satisfactory to the Underwriters, to the effect that:

                  (i) Each of the Guarantor and the Company is a corporation validly existing and in good standing under the laws of the State of Delaware, with full corporate power and authority to own its properties and conduct its business as described in the Prospectus;

                  (ii) The Guarantor has an authorized capitalization as set forth in the Prospectus;

                  (iii) This Agreement has been duly authorized, executed and delivered by each of the Guarantor and the Company;

                  (iv) No authorization, approval or other action by, and no notice to, consent of, order of, or filing with, any United States Federal, New York or, to the extent required under the General
         Corporation Law of the State of Delaware, Delaware governmental authority or regulatory body is required for the consummation of the transactions contemplated by the Underwriting Agreement, except such as have been obtained under the Act or the Trust Indenture Act and such as may be required under blue sky laws of any such jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters;

                  (v) The statements made in the Prospectus under the caption "Description of the Notes", insofar as they purport to constitute summaries of the terms of the Securities and under the captions
         "Existing Credit Facilities" and "Amendment to Credit Facilities", insofar as they purport to describe the documents therein described, fairly summarize such terms or documents, as the case may be;

                  (vi) The  Indenture  has been duly  authorized,  executed  and delivered by the Guarantor and the Company and duly qualified under the Trust Indenture Act and, assuming due authorization, execution and delivery thereof by the Trustee, constitutes a legal, valid and binding obligation of the Guarantor and the Company, enforceable against the Guarantor and the Company in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws affecting creditors' rights generally from time to time in effect and to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether considered in a proceeding in equity or at law);

                  (vii) The Notes and the  Guarantee  have been duly  authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters pursuant to this Agreement, will constitute legal, valid and binding obligations of the Company and the Guarantor, respectively, entitled to the benefits of the Indenture and enforceable against the Company and the Guarantor, respectively, in accordance with their terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws affecting creditors' rights generally from time to time in effect and to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether in a proceeding in equity or at law);

                  (viii) The Securities and the Indenture conform in all material respects as to legal matters to the statements relating to them in the Registration Statement and the Prospectus;

                   (ix) Neither the Guarantor nor the Company is an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act; and

                  (x) The issue and sale of the Securities and the compliance by each of the Company and the Guarantor with all of the provisions of the Securities, the Indenture and this Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, either the New Credit Agreement or the receivables financing facility established pursuant to the Amended and Restated Receivables Sales Agreement dated as of March 30, 1995, among the Company, the Sellers party thereto and Carcorp Inc. (the "Receivables Facility").

         In rendering such opinion, such counsel may state that they express no opinion as to any laws other than the laws of the State of New York, the Delaware General Corporation Law and the Federal laws of the United States.

         Such counsel shall state that the Registration Statement has become effective under the Act; any required filing of any Preliminary Prospectus and the Prospectus, and any supplement thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b) or to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or threatened.

         Such counsel shall also state that such counsel has no reason to believe that: (i) the Registration Statement, at the time the Registration Statement became effective, or the Prospectus, as amended or supplemented as of its date and as of the Time of Delivery, (except the financial statements, including the notes thereto and related schedules, and other information of an accounting or financial nature included therein, as to which such counsel need not express any view) was not appropriately responsive in all material respects to the requirements of the Act and the Trust Indenture Act and the applicable rules and regulations of the Commission thereunder or that the documents incorporated by reference in the Prospectus as amended or supplemented (except the financial statements, including the notes thereto, and related schedules and other information of an accounting or financial nature included therein, as to which such counsel need not express any view), when they became effective or were filed with the Commission, as the case may be, were appropriately responsive in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, or (ii) the Registration Statement, at the time the Registration Statement became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as amended or supplemented at the Time of Delivery, includes an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (in each case except for the financial statements, including the notes thereto and related schedules, and other information of an accounting or financial nature included therein, as to which such counsel need not express any view).

         (d) Elizabeth R. Philipp, Esq., Executive Vice President, General Counsel and Secretary of the Guarantor, shall have furnished to the Underwriters her written opinion, dated the Time of Delivery, in form and substance satisfactory to the Underwriters, to the effect that:

                  (i) Each of the Guarantor and the Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other domestic jurisdiction in which it owns or leases properties, or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of failure to be so qualified in any such jurisdiction (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel; provided that such counsel shall state that she believes that such local counsel is qualified to render an opinion of the nature of the opinions on which she has relied);

                  (ii) Each significant subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation; and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and are owned beneficially and of record by the Guarantor and all of the issued shares of capital stock of each such subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable and are owned beneficially and of record by the Company or one of its subsidiaries;

                  (iii) To such counsel's knowledge and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Guarantor, the Company or any of its subsidiaries is a party or of which any property of the Guarantor, the Company or any of its subsidiaries is the subject which such counsel has reasonable cause to believe would individually or in the aggregate have any Material Adverse Effect; and, to such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                   (iv) This Agreement has been duly authorized, executed and delivered by each of the Guarantor and the Company;

                   (v) The Indenture has been duly authorized, executed and delivered by the Guarantor and the Company;

                  (vi) The Notes have been duly authorized, executed and issued by the Company and the Guarantee has been duly authorized, executed and issued by the Guarantor; and

                  (vii) The issue and sale of the Securities and the compliance by each of the Company and the Guarantor with all of the provisions of the Securities, the Indenture and this Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any agreement or instrument set forth under Item 10 of the Guarantor's Annual Report on Form 10-K for the fiscal year ended January 27, 1996 (File No. 1-10218) (other than the New Credit Agreement and the Receivables Facility, as to which such counsel need not express any opinion), nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-Laws of the Guarantor, the Company or any of its significant subsidiaries or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body of the United States, the State of Delaware or the State of New York having jurisdiction over the Guarantor, the Company or any of its subsidiaries or any of their respective properties (except with respect to any state securities or Blue Sky laws as to which such counsel need not express any opinion).

         In rendering such opinion, such counsel may state that she expresses no opinion as to laws other than the laws of the State of New York, the Delaware General Corporation Law and the Federal law of the United States, and, in respect of matters of fact, she may rely upon certificates of officers of the Guarantor, the Company or its subsidiaries.

         Such counsel shall also state that such counsel has no reason to believe that: (i) the Registration Statement, at the time the Registration Statement became effective, or the Prospectus, as amended or supplemented as of its date and as of the Time of Delivery, (except the financial statements, including the notes thereto and related schedules, and other information of an accounting or financial nature included therein, as to which such counsel need not express any view) was not appropriately responsive in all material respects to the requirements of the Act and the Trust Indenture Act and the applicable rules and regulations of the Commission thereunder, or that the documents incorporated by reference in the Prospectus as amended or supplemented (except the financial statements, including the notes thereto and related schedules, and other information of an accounting or financial nature included therein, as to which such counsel need not express any view), when they became effective or were filed with the Commission, as the case may be, were appropriately responsive in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, or (ii) the Registration Statement, at the time the Registration Statement became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as amended or supplemented at the Time of Delivery, includes an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (in each case except for the financial statements, including the notes thereto and related schedules, and other information of an accounting or financial nature included therein, as to which such counsel need not express any view).

         (e) With respect to the letter of Arthur Andersen LLP delivered to the Underwriters concurrently with the execution of this Agreement (the "initial letter"), the Guarantor and the Company shall have caused to be furnished to the Underwriters a letter (the "bring-down letter") of such accountants, addressed to the Underwriters and dated the Time of Delivery (i) confirming that they are independent public accountants within the meaning of the Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letter and (iii) confirming in all material respects the conclusions and findings set forth in the initial letter; and further stating that with respect to the 13-week periods ended April 27, 1996 and April 29, 1995, they have (x) performed the procedures specified by the
American Institute of Certified Public Accountants for a review of interim financial information as described in SAS No. 71, Interim Financial Information, on the unaudited condensed consolidated balance sheet as of April 27, 1996, and unaudited condensed consolidated statements of operations, stockholders' deficit and cash flows for the 13-week periods ended April 27, 1996 and April 29, 1995 attached as an exhibit to such bring-down letter (the "Interim Financial Statements") and (y) inquired of certain officials of the Guarantor who have responsibility for financial and accounting matters whether the Interim Financial Statements comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations, and nothing has come to their attention as a result of the foregoing that causes them to believe that (A) any material modifications should be made to the Interim Financial Statements for them to be in conformity with generally accepted accounting principals or (B) the Interim Financial Statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related rules and regulations thereunder;

         (f) (i) None of the Guarantor, the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, and (ii) since the respective dates as of which information is given in the Prospectus there shall not have been any change in the capital stock or long-term debt of the Guarantor, the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Guarantor, the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Underwriters so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Prospectus;

         (g) The Securities shall have been assigned a rating of at least B3 from Moody's Investors Service, Inc. ("Moody's"), and B from Standard & Poor's Ratings Group, a division of McGraw Hill, Inc. ("S&P"), and on or after the date hereof (i) no downgrading shall have occurred in such ratings assigned to the Securities by Moody's or S&P and (ii) neither Moody's nor S&P shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of the Securities;

         (h) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a suspension or material limitation in trading in the securities of the Guarantor on the New York Stock Exchange; (iii) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities; or (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war if the effect of any such event specified in this Clause (iv) which, in the judgment of the Underwriters, makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Prospectus; and

         (i) The Guarantor and the Company shall have furnished or caused to be furnished to the Underwriters at the Time of Delivery certificates of officers of the Guarantor and the Company, satisfactory to the Underwriters as to the accuracy of the representations and warranties of the Guarantor and the Company herein at and as of the Time of Delivery, as to the performance by the Guarantor and the Company of all of their respective obligations hereunder to be performed at or prior to the Time of Delivery, and as to such other matters as the Underwriters may reasonably request, and the Guarantor and the Company shall have furnished or caused to be furnished certificates as to the matters set forth in subsections (a) and (f) of this Section, and as to such other matters as the Underwriters may reasonably request.

         9. The Independent Underwriter hereby consents to the references to it as set forth under the caption "Underwriting" in the Prospectus and in any amendment or supplement thereto made in accordance with Section 6(a) hereof.

         10. (a) The Guarantor and the Company jointly and severally will indemnify and hold harmless (i) each Underwriter, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading and (ii) the Independent Underwriter against any other losses, claims, damages or liabilities to which the Independent Underwriter may become subject insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise solely out of, or are based solely upon, the Independent Underwriter having acted, failed to act or alleged to have failed to act in its capacity as the "qualified independent underwriter" with respect to the offering and sale of the Securities, except for any losses, claims, damages or liabilities which are finally judicially determined to have resulted from the bad faith, gross negligence or willful misconduct of the Independent Underwriter, and will reimburse each Underwriter or the Independent Underwriter, as the case may be, for any legal or other expenses reasonably incurred by such Underwriter, or the Independent Underwriter, as the case may be, in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that, with respect to clause (i) above, neither the Guarantor nor the Company shall be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon, an untrue statement or alleged untrue statement or omission or alleged omission made in the Preliminary Prospectus, the Registration Statement or the Prospectus, or any such amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Guarantor or the Company by any Underwriter or the Independent Underwriter through WP Securities expressly for use therein, including any reference to the Independent Underwriter consented to by it pursuant to Section 9 hereof; and provided further that as to the Preliminary Prospectus this indemnity agreement shall not inure to the benefit of any Underwriter on account of any such loss, claim, damage or liability arising from the sale of Securities to any person by that Underwriter if that Underwriter failed to send or give a copy of the Prospectus, or any amendment or supplement thereto, to that person within the time required by the Act, and the untrue statement or alleged untrue statement or omission or alleged omission made in the Preliminary Prospectus was corrected in the Prospectus, unless such failure resulted from non-compliance by the Company with
Section 6(c). For purposes of the last proviso to the immediately preceding sentence, the term "Prospectus" shall not be deemed to include the documents incorporated therein by reference, and no Underwriter shall be obligated to send or give any supplement or amendment to any document incorporated by reference in the Preliminary Prospectus or the Prospectus to any person other than a person to whom such Underwriter had delivered such incorporated document or documents in response to a written request therefor.

         (b) Each Underwriter will indemnify and hold harmless each of the Guarantor and the Company against any losses, claims, damages or liabilities to which the Guarantor or the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Preliminary Prospectus, the Registration Statement or the Prospectus, or any such amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Guarantor or the Company by such Underwriter through WP Securities expressly for use therein; and will reimburse the Guarantor or the Company for any legal or other expenses reasonably incurred by the Guarantor or the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

         (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding. An indemnifying party shall not be liable under this Section 10 to any indemnified party regarding any settlement or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent is consented to by such indemnifying party, which consent shall not be unreasonably withheld.

         (d) If the indemnification provided for in this Section 10 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Guarantor or the Company on the one hand and the Underwriters on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Guarantor and the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Guarantor and the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities purchased under this Agreement (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters with respect to the Securities purchased under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Guarantor and the Company on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such

Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11 (f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection
(d) to contribute are several in proportion to their respective underwriting obligations and not joint.

         (e) The  obligations  of the  Guarantor  and of the Company  under this
Section 10 shall be in addition to any liability which the Guarantor and the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 10 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Guarantor or of the Company and to each person, if any, who controls the Guarantor or Company within the meaning of the Act.

         (f) Each Underwriter severally confirms that (i) the legend relating to over-allotment and stabilization of the Securities on page S-2 of the Preliminary Prospectus and the Prospectus and (ii) the list of Underwriters and the corresponding principal amounts of Securities set forth with respect to each such Underwriter listed and the information relating to concessions and discounts to securities dealers in the third paragraph under the caption "Underwriting" on page S-75 of the Preliminary Prospectus and the Prospectus are correct and WP Securities confirms that the information set forth in the second sentence of the last paragraph on the cover page of the Prospectus is correct and that the foregoing constitutes the only information furnished in writing through WP Securities to the Company or the Guarantor by or on behalf of such Underwriter specifically for inclusion in the Preliminary Prospectus and the Prospectus. The Independent Underwriter confirms that the information set forth in the third sentence of the fourth paragraph under the caption "Underwriting" on page S-75 of the Preliminary Prospectus and the Prospectus is correct and constitutes the only information furnished in writing through WP Securities to the Company or the Guarantor by or on behalf of the Independent Underwriter in its capacity as such specifically for inclusion in the Preliminary Prospectus and the Prospectus.

         11. If any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Securities set forth opposite their names in Schedule I hereto bears to the aggregate principal amount of Securities set forth opposite the names of all the nondefaulting Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; except that the nondefaulting Underwriters shall not be obligated to purchase any of the Securities if the aggregate principal amount of the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase exceeds 10% of the aggregate principal amount of the Securities set forth in Schedule I hereto, and any nondefaulting Underwriter shall not be obligated to purchase more than 110% of the principal amount of Securities set forth opposite its name in Schedule I hereto. If the foregoing maximums are exceeded, the nondefaulting Underwriters, and any other underwriters satisfactory to the Company and the Guarantor who so agree, shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters or such other underwriters do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter or the Guarantor or the Company except for the expenses to be borne by the Guarantor and the Company and the Underwriters as provided in Section 7 hereof and the indemnity and contribution agreements in
Section 10 hereof. In the event of a default by any Underwriter as set forth in this Section 10, the Time of Delivery shall be postponed for such period, not exceeding seven days, as the WP Securities shall determine in order that the required changes in the Registration Statement and the Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter or its liability, if any, to the Company, the Guarantor and any nondefaulting Underwriter for damages occasioned by its default hereunder.

         12. The respective indemnities, agreements, representations, warranties and other statements of the Guarantor and the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Guarantor or the Company, or any officer or director or controlling person of the Guarantor or the Company, and shall survive delivery of and payment for the Securities.

         13. If this Agreement shall be terminated pursuant to Section 11 hereof, the Guarantor and the Company shall not then be under any liability to any Underwriter except as provided in Sections 7 and 10 hereof; but, if for any other reason any Securities are not delivered by or on behalf of the Company as provided herein, the Guarantor and the Company will reimburse the Underwriters through WP Securities for all out-of-pocket expenses approved in writing by WP Securities, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Securities not so delivered, but the Guarantor and the Company shall then be under no further liability to any Underwriter except as provided in Sections 7 and 10 hereof.

         14. In all dealings hereunder, WP Securities shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by the Underwriters jointly or by WP Securities on behalf of the Underwriters.

         All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission in care of Wasserstein Perella Securities, Inc., at 31 West 52nd Street, New York, NY 10019, Attention: Lee Siegel, Esq.; and if to the Company or the Guarantor shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company and the Guarantor set forth in the Registration Statement, Attention: Secretary; provided, however, that any notice to an Underwriter pursuant to Section 10 hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire or telex constituting such Questionnaire, which address will be supplied to the Company by the Underwriters upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

         15. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Guarantor, the Company and, to the extent provided in Sections 10 and 12 hereof, the officers and directors of the Guarantor, the Company and each person who controls the Guarantor, the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

         16. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

         17. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         18. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

         If the foregoing is in accordance with your understanding, please sign and return to us five counterparts hereof, and upon the acceptance hereof by WP Securities, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement among each of the
Underwriters, the Guarantor and the Company. It is understood that the acceptance of WP Securities of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among
Underwriters, the form of which shall be submitted to the Company for examination upon request, but without warranty on your part as to the authority of the signers thereof.


                                Very truly yours,


                                Collins & Aikman Products Co.



                                By:  /s/ J. Michael Stepp
                                    _____________________________
                                         J. Michael Stepp
                                         Executive Vice President and
                                         Chief Financial Officer



                                 Collins & Aikman Corporation



                                 By:     /s/ J. Michael Stepp
                                       ___________________________
                                          J. Michael Stepp
                                          Executive Vice President and
                                          Chief Financial Officer

Accepted as of the date hereof
at New York, New York:

Wasserstein Perella Securities, Inc.
Chase Securities Inc.
BA Securities, Inc.

By:  Wasserstein Perella Securities, Inc.



By:  /s/ James C. Kingsbery
   ________________________
    James C. Kingsbery
    Vice President


    For itself and on behalf of each of the other Underwriters.

                                   Schedule I

                                  Underwriters
                                ________________



                                                                 Principal
                                                                 Amount of
                                    Name                            Notes
                                  _______                       ------------

Wasserstein Perella Securities, Inc. ...........................$180,000,000

Chase Securities Inc. .......................................... 180,000,000

BA Securities, Inc. ..............................................40,000,000
                                                                 ============
     TOTAL .....................................................$400,000,000